Transportation and Logistics Systems Adds a Board Member and Executive Officers

West Palm Beach, Fla., May 22, 2019 (GLOBE NEWSWIRE) — Transportation and Logistics Systems, Inc. (f/k/a PetroTerra Corp.) (the “Company”) (OTC:TLSS), a leading eCommerce fulfillment service provider, announced today that Wayne Moor has joined the Company as a member of the Board of Directors. Mr. Moor shall also hold the office of Vice President and Chief Financial Officer. The Company also announced that Michael Grennan has joined the Company as Vice President and Treasurer.

John Mercadante, Chairman and CEO of the Company, stated “We are excited to add Wayne Moor and Mike Grennan as members of our executive management team. Wayne’s experience in organizing and structuring accounting and reporting functions and systems at development stage companies poised for rapid growth will be an instrumental part of the successful execution of our growth plans for the Company. Mike’s experience in the analysis and preparation of financial statements and operation of the treasury function is integral to supporting such growth plans.”

About Transportation and Logistics Systems Inc:

Transportation and Logistics Systems Inc. (TLSS) operates through its subsidiaries as a leading logistics and transportation company specializing in eCommerce fulfillment, Last Mile, two-person Home Delivery and Line Haul services for the world’s leading online retailers. For more information about the Company and its subsidiaries visit the Company’s public filings at SEC.gov.

Forward Looking Statements

Statements in this press release regarding the Company that are not historical facts are forward-looking statements and are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Any such forward-looking statements, including, but not limited to, financial guidance, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not directly or exclusively relate to historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology. These include, but are not limited to, statements relating to future events or our future financial and operating results, plans, objectives, expectations and intentions. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not be achieved. Forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to known and unknown risks, uncertainties and other factors outside of our control that could cause our actual results, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks described above, these risks and uncertainties include: our ability to successfully execute our business strategies, including integration of acquisitions and the future acquisition of other businesses to grow our company; customers’ cancellation on short notice of master service agreements from which we derive a significant portion of our revenue or our failure to renew such master service agreements on favorable terms or at all; our ability to attract and retain key personnel and skilled labor to meet the requirements of our labor-intensive business or labor difficulties which could have an effect on our ability to bid for and successfully complete contracts; our failure to compete effectively in our highly competitive industry could reduce the number of new contracts awarded to us or adversely affect our market share and harm our financial performance; our ability to adopt and master new technologies and adjust certain fixed costs and expenses to adapt to our industry’s and customers’ evolving demands; our history of losses, deficiency in working capital and a stockholders’ deficit and our ability to achieve sustained profitability; material weaknesses in our internal control over financial reporting and our ability to maintain effective controls over financial reporting in the future; our substantial indebtedness could adversely affect our business, financial condition and results of operations and our ability to meet our payment obligations; the impact of new or changed laws, regulations or other industry standards that could adversely affect our ability to conduct our business; and changes in general market, economic and political conditions in the United States and global economies or financial markets, including those resulting from natural or man-made disasters.

These forward-looking statements represent our estimates and assumptions only as of the date of this release and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this release. Given these uncertainties, you should not place undue reliance on these forward-looking statements and should consider various factors, including the risks described, among other places, in our most recent Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q, as well as any amendments thereto, filed with the SEC.

CONTACT:

Investor Relations

Transportation and Logistics Systems, Inc.

561-672-7068